                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is assistant vice president and assistant controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of September 1, 1995 95-7 between the Company and First Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from September 1, 1995 to September 30, 1995 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 11th day of October, 1995.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Phyllis A. Knight
                                  -----------------------------
                                    Phyllis A. Knight
                                    Assistant Vice President and
                                    Assistant Controller

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.00%, 6.15%, 6.35%,
                              6.70%, 6.95%, 7.35%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-7
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                September, 1995

                                      CUSIP#'S 393505- JE3,JF0,JG8,JH6,JJ2,JK9
                                      TRUST ACCOUNT #3334400-0
                                      REMITTANCE DATE:  10/16/95

                                               Total $              Per $1,000
                                               Amount                 Original
                                           -------------            -----------
Class A Certificates
--------------------
(1a) Amount available (including Monthly
     Servicing Fee)                        $4,964,267.59

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                      0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                           0.00

A.   Interest
     (2) Aggregate Interest
         a. Class A-1 Remittance Rate
             (6.00%, unless Weighted Average
             Contract Rate is below 6.00%)          6.00%
         b. Class A-1 Interest                137,750.00             3.16666667
         c. Class A-2 Remittance Rate
             (6.15%, unless Weighted Average
             Contract Rate is below 6.15%)          6.15%
         d. Class A-2 Interest                176,897.92             3.24583339
         e. Class A-3 Remittance Rate
             (6.35%, unless Weighted Average
             Contract Rate is below 6.35%)          6.35%
         f. Class A-3 Interest                117,298.61             3.35138886
         g. Class A-4 Remittance Rate
             (6.70%, unless Weighted Average
             Contract Rate is below 6.70%)          6.70%
         h. Class A-4 Interest                102,547.22             3.53611103
         i. Class A-5 Remittance Rate
             (6.95%, unless Weighted Average
             Contract Rate is below 6.95%)          6.95%
         j. Class A-5 Interest                183,402.78             3.66805560
         k. Class A-6 Remittance Rate
             (7.35%, unless Weighted Average
             Contract Rate is below 7.35%)          7.35%
         l. Class A-6 Interest                297,241.15             3.87916672

     (3)  Amount applied to:
          a. Unpaid Class A Interest
              Shortfall                              .00                    .00


                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.00%, 6.15%, 6.35%, 6.70%,
                                  6.95%, 7.35%
                    PASS-THROUGH CERTIFICATES, SERIES 1995-7
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                 MONTHLY REPORT
                                September, 1995

                        CUSIP#'S 393505-JE3,JF0,JG8,JH6,JJ2,JK9
                        TRUST ACCOUNT #3334400-0
                        REMITTANCE DATE:  10/16/95

    (4) Remaining:
        a. Unpaid Class A Interest
            Shortfall                                          .00          .00

B.  Principal
    (5) Formula Principal Distribution
        Amount                                        2,866,836.70          N/A
        a. Scheduled Principal                          405,195.52          N/A
        b. Principal Prepayments                      2,461,641.18          N/A
        c. Liquidated Contracts                                .00          N/A
        d. Repurchases                                         .00          N/A

    (6) Pool Scheduled Principal
        Balance                                     344,887,229.30 991.75613751
   (6a) Pool Factor                                      .99175614

    (7) Unpaid Class A Principal Shortfall
        (if any) following prior Remittance
        date                                                   .00

    (8) Class A Percentage for such Remittance
        Date (Until Class B Cross-Over Date,
        and on each Remittance Date thereafter
        unless each Class B Principal
        Distribution Test is satisfied, equals
        Class A Principal Balance, divided by Pool
        Scheduled Principal Balance)                         90.50%

    (9) Class A Percentage for the following
        Remittance Date                                      90.42%

   (10) Class A Principal Distribution:
        a. Class A-1                                  2,866,836.70   65.90429195
        b. Class A-2                                           .00           .00
        c. Class A-3                                           .00           .00
        d. Class A-4                                           .00           .00
        e. Class A-5                                           .00           .00
        f. Class A-6                                           .00           .00

   (11) Class A-1 Principal Balance                  40,633,163.30  934.09570805
  (11a) Class A-1 Pool Factor                            .93409571
   (12) Class A-2 Principal Balance                  54,500,000.00  1000.0000000
  (12a) Class A-2 Pool Factor                           1.00000000
   (13) Class A-3 Principal Balance                  35,000,000.00  1000.0000000
  (13a) Class A-3 Pool Factor                           1.00000000
   (14) Class A-4 Principal Balance                  29,000,000.00  1000.0000000
  (14a) Class A-4 Pool Factor                           1.00000000

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.00%, 6.15%, 6.35%,
                              6.70%, 6.95%, 7.35%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-7
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                September, 1995

                                       CUSIP#'S 393505- JE3,JF0,JG8,JH6,JJ2,JK9
                                       TRUST ACCOUNT #3334400-0
                                       REMITTANCE DATE:  10/16/95

    (15)    Class A-5 Principal Balance           50,000,000.00   1000.0000000
   (15a)    Class A-5 Pool Factor                    1.00000000

    (16)    Class A-6 Principal Balance           76,625,000.00   1000.0000000
   (16a)    Class A-6 Pool Factor                    1.00000000

    (17)    Unpaid Class A Principal Shortfall
             (if any) following current Remittance
             Date                                           .00

C.     Aggregate Scheduled Balances and Number of Delinquent
       Contracts as of Determination Date

    (18)    31-59 days                               414,517.78              9

    (19)    60 days or more                                   0              0

    (20)    Current Month Repossessions                       0              0

    (21)    Repossession Inventory                            0              0

Class B Principal Distribution Tests (test must be satisfied on and after the Remittance Date occurring in October, 1999)

    (22)    Average Sixty-Day Delinquency Ratio Test

            (a) Sixty-Day Delinquency Ratio for current
                Remittance Date                                           .000%

            (b) Average Sixty-Day Delinquency Ratio (arithmetic
                average of ratios for this month and two preceding
                months; may not exceed 3.5%)                                 0%

    (23)    Average Thirty-Day Delinquency Ratio Test

            (a) Thirty-Day Delinquency Ratio for current
                Remittance Date                                            .12%

            (b) Average Thirty-Day Delinquency Ratio (arithmetic
                average of ratios for this month and two preceding
                months; may not exceed 5.5%)                               .04%


                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
     6.00%, 6.15%, 6.35%, 6.70%, 6.95%, 7.35% PASS-THROUGH CERTIFICATES,
            SERIES 1995-7 CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                September, 1995

                   CUSIP#'S  393505- JE3,JF0,JG8,JH6,JJ2,JK9
                   TRUST ACCOUNT #3334400-0
                   REMITTANCE DATE:  10/16/95


(24)   Cumulative Realized Losses Test

       (a)  Cumulative Realized Losses for the current Remittance Date (as a percentage of Cut-off Date Pool Principal Balance; may not exceed 5.5% from October 1, 1999 to September 30, 2000, 6.5%
            from October 1, 2000 to September 30, 2001, 8.5% from October
            1, 2001 to September 30, 2002 and 9.5% thereafter)                                0%


(25)   Current Realized Losses Test

       (a)  Current Realized Losses for current Remittance Date                                0

       (b)  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
            arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
            may not exceed 2.25%)                                                             0%


(26)   Class M-1 Principal Balance Test

       (a)  Pool Scheduled Principal Balance as of preceding Remittance
            Date divided by sum of Class M-1 Principal Balance and
            Class B Principal Balance (before distributions on current
            Remittance Date; may not exceed 25.5%)                                        17.00%


(27)   Class B Principal Balance Test

       (a)  Class B Principal Balance (before any distributions on current
            Remittance Date) divided by pool Scheduled Principal Balance for prior Remittance date (must equal or exceed 14.25%) and the
            Class B Principal Balance as of such Remittance Date is greater
            than or equal to $6,955,081.00                                                 9.50%

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                       7.35% PASS-THROUGH CERTIFICATES,
                      SERIES 1995-7 CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                September, 1995
                                    Page 5

                          CUSIP#'S 393505-JL7
                          TRUST ACCOUNT #3334400-0
                          REMITTANCE DATE:  10/16/95


                                                                                     Total $            Per $1,000
CLASS M1 CERTIFICATES                                                                 Amount             Original
---------------------                                                             -------------       -------------

(28)   Amount available (including Monthly Servicing Fee)                          1,082,293.21


A.     Interest

(29)   Aggregate interest

       a.  Class M-1 Remittance Rate (7.35%, unless Weighted Average
           Contract Rate is below 7.35%)                                                   7.35%

       b.  Class M-1 Interest                                                        101,246.25          3.87916667

(30)   Amount applied to Class M-1 Interest Deficiency Amount                               .00                   0

(31)   Remaining unpaid Class M-1 Interest Deficiency Amount                                .00                   0

(32)   Amount Applied to:

       a.  Unpaid Class M-1 Interest Shortfall                                              .00                   0

(33)   Remaining:

       a.  Unpaid Class M-1 Interest Shortfall                                              .00                   0


B.     Principal

(34)   Formula Principal Distribution Amount

       a.  Scheduled Principal                                                              .00                 N/A

       b.  Principal Prepayments                                                            .00                 N/A

       c.  Liquidated Contracts                                                             .00                 N/A

       d.  Repurchases                                                                      .00                 N/A

(35)   Class M-1 Principal Balance                                                26,100,000.00       1000.00000000

(35a)  Class M-1 Pool Factor                                                         1.00000000

(36)   Class M-1 Percentage after prior Remittance Date                                     .00%

(37)   Class M-1 Percentage for such Remittance Date                                        .00%

(38)   Class M-1 Percentage for the following Remittance Date                               .00%

(39)   Class M-1 Principal Distribution:

       a.  Class M-1 (current)                                                              .00          0.00000000

       b.  Unpaid Class M-1 Principal Shortfall (if any) following prior
           Remittance Date                                                                  .00

(40)   Unpaid Class M-1 Principal Shortfall (if any) following current
       Remittance Date                                                                      .00


                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   7.35%, 7.70% PASS-THROUGH CERTIFICATES,
                      SERIES 1995-7 CLASS B CERTIFICATES
                                MONTHLY REPORT
                                September, 1995
                                    Page 5

                           CUSIP#'S 393505-JM5, JN3
                           REMITTANCE DATE:  10/16/95

                                                                                     Total $            Per $1,000
Class B1 Certificates                                                                 Amount             Original
---------------------                                                             -------------       -------------

 (1)   Amount Available less the Class A Distribution Amount and Class M-1
       Distribution amount (including Monthly Servicing Fee)                         981,046.96

 (2)   Class B-1 Remittance Rate (7.35% unless Weighted Average Contract
       Rate is below 7.35%)                                                                7.35%

 (3)   Aggregate Class B1 Interest                                                    74,189.06          3.87916654

 (4)   Amount applied to Unpaid Class B1 Interest Shortfall                                 .00                 .00

 (5)   Remaining unpaid Class B1 Interest Shortfall                                         .00                 .00

 (6)   Amount applied to Class B1 Interest Deficiency Amount                                .00

 (7)   Remaining Unpaid Class B-1 Interest Deficiency Amount                                .00

 (8)   Unpaid Class B1 Principal Shortfall (if any) following prior
       Remittance Date                                                                      .00

 (9)   Class B Percentage for such Remittance Date (until Class B Cross-over
       Date, and on each Remittance Date thereafter unless each Class B
       Principal Distribution Test is satisfied, equals zero.  Thereafter, if each Class B Principal Distribution Test is satisfied, equals 100%
       minus Class A Percentage)                                                            .00

(9a)   Class B Percentage for the following Remittance Date                                 .00

(10)   Class B1 Principal (Class B Percentage of Formula Principal
       Distribution Amount)                                                                 .00

(11a)  Class B1 Principal Shortfall                                                         .00

(11b)  Unpaid Class B1 Principal Shortfall                                                  .00

(12)   Class B Principal Balance                                                  33,029,066.00

(13)   Class B1 Principal Balance                                                 19,125,000.00


                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                    7.35%, 7.70% PASS-THROUGH CERTIFICATES,
                      SERIES 1995-7 CLASS B CERTIFICATES

                                MONTHLY REPORT
                                September, 1995
                                    Page 5

                          CUSIP#'S 393505-JM5, JN3
                          REMITTANCE DATE:  10/16/95

                                                                                     Total $            Per $1,000
Class B2 and C Certificates                                                           Amount             Original
---------------------------                                                       -------------       -------------
(12)   Remaining Amount Available                                                    906,857.90

(13)   Class B-2 Remittance Rate (7.70% unless Weighted Average Contract
       Rate is less than 7.70%)                                                            7.70%

(14)   Aggregate Class B2 Interest                                                    56,504.58          4.06388894

(15)   Amount applied to Unpaid Class B2 Interest Shortfall                                 .00                 .00

(16)   Remaining Unpaid Class B2 Interest Shortfall                                         .00                 .00

(17)   Unpaid Class B2 Principal Shortfall (if any) following prior
       Remittance Date                                                                      .00

(18)   Class B2 Principal Liquidation Loss Amount                                           .00

(19)   Class B2 Principal (zero until Class B1 paid down; thereafter,
       Class B Percentage of Formula Principal Distribution Amount)                         .00

(20)   Guarantee Payment                                                                    .00

(21)   Class B2 Principal Balance                                                 13,904,066.00

(22)   Monthly Servicing Fee (Deducted from Certificate Account balance to arrive at Amount Available if the Company is not the Servicer;
       deducted from funds remaining after payment of Class A Distribution
       Amount, Class M-1 Distribution Amount, Class B-1 Distribution Amount
       and Class B-2 Distribution Amount; if the Company is the Servicer)            144,897.53

(23)   3% Guarantee Fee                                                              705,455.79

(24)   Class C Residual Payment                                                             .00

(25)   Class M-1 Interest Deficiency on such Remittance Date                                .00

(26)   Class B-1 Interest Deficiency on such Remittance Date                                .00

(27)   Repossessed Contracts                                                                .00

(28)   Repossessed Contracts Remaining in Inventory                                         .00

(29)   Weighted Average Contract Rate                                                  10.11941